SEC. File Nos. 2-83848
                                                           811-3735

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                             Registration Statement
                                     Under
                           the Securities Act of 1933
                        Post-Effective Amendment No.  19
                                      and
                             Registration Statement
                                     Under
                       The Investment Company Act of 1940
                             Amendment No.  16

                             THE NEW ECONOMY FUND
              (Exact Name of Registrant as specified in charter)
                             333 South Hope Street
                        Los Angeles, California 90071
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                (213) 486-9200


                                Chad L. Norton
                      Capital Research and Management Company
                             333 South Hope Street
                         Los Angeles, California 90071
                    (name and address of agent for service)


                                  Copies to:
                         MICHAEL  J. FAIRCLOUGH, ESQ.
                               O'Melveny & Myers
                             400 South Hope Street
                         Los Angeles, California  90071
                          (Counsel for the Registrant)

          The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
       On January 23, 1996, it filed its 24f-2 notice for fiscal 1995.

                       Approximate date of proposed public offering:
   It is proposed that this filing become effective on February 1, 1996, pursuant to paragraph (b) of rule 485.


                               THE NEW ECONOMY FUND
                              CROSS REFERENCE SHEET


Item Number of                                Captions in Prospectus (Part "A")
Part "A" of Form N-1A

 1.    Cover Page                             Cover Page

 2.    Synopsis                               Summary of Expenses

 3.    Condensed Financial Information        Financial Highlights, Investment Results

 4.    General Description of Registrant      Investment Objective and Policies; Certain Securities and

                                              Investment Techniques; Fund Organization and

                                              Management

 5.    Management of the Fund                 Financial Highlights; Fund Organization and Management;

                                              Summary of Expenses, Certain Securities and Investment

                                              Techniques

 6.    Capital Stock and Other Securities     Investment Objective and Policies; Certain Securities and

                                              Investment Techniques; Fund Organization and Management;

                                              Dividends, Distributions and Taxes

 7.    Purchase of Securities Being Offered   Purchasing Shares; Shareholder Services; Fund Organization

                                              and Management

 8.    Redemption or Repurchase               Redeeming Shares

 9.    Legal Proceedings                      N/A



   Item Number of                             Captions in Statement of
Part "B" of Form N-1A                         Additional Information (Part "B")

10.    Cover Page                             Cover

11.    Table of Contents                      Table of Contents

12.    General Information and History        Fund Organization and Management (Part "A")

13.    Investment Objectives and Policies     Certain Securities and Investment Techniques (Part "A");

                                              Investment Policies; Investment Restrictions

14.    Management of the Registrant           Fund Trustees and Officers; Management

15.    Control Persons and Principal Holders   Fund Trustees and Officers

       of Securities

16.    Investment Advisory and Other Services   Management; Fund Organization and Management (Part "A");

                                              General Information

17.    Brokerage Allocation and Other Practices   Execution of Portfolio Transactions

18.    Capital Stock and Other Securities     N/A

19.    Purchase, Redemption and Pricing of    Purchase of Shares; Purchasing Shares (Part "A"); Shareholder

       Securities Being Offered               Account Services and Privileges; Redemption of Shares

20.    Tax Status                             Dividends, Distributions and Federal Taxes

21.    Underwriter                            Management -- Principal Underwriter

22.    Calculation of Performance Data        Investment Results

23.    Financial Statements                   Financial Statements



   Item in Part "C"

24.    Financial Statements and Exhibits

25.    Persons Controlled by or under

       Common Control with Registrant

26.    Number of Holders of Securities

27.    Indemnification

28.    Business and Other Connections of

       Investment Adviser

29.    Principal Underwriters

30.    Location of Accounts and Records

31.    Management Services

32.    Undertakings

       Signature Page


Prospectus

THE NEW ECONOMY FUND(R)

AN OPPORTUNITY FOR LONG-TERM
GROWTH OF CAPITAL

   February 1, 1996

[LOGO OF THE NEW ECONOMY FUND(R)]

                              THE NEW ECONOMY FUND

                             333 South Hope Street
                         Los Angeles, California 90071

The fund's investment objective is long-term growth of capital. Current income is a secondary consideration. In seeking to achieve its objective, the fund invests principally in the equity securities of companies that derive their revenue primarily from operations in the services and information area of the global economy or that appear to have future prospects tied importantly to that area of the economy.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund, dated February 1, 1996, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   14-010-0296

          TABLE OF CONTENTS

  Summary of Expenses.....................................     3
  Financial Highlights....................................     4
  Investment Objective and Policies.......................     4
  Certain Securities and Investment Techniques............     6
  Investment Results......................................     7
  Dividends, Distributions and Taxes......................     8
  Fund Organization and Management........................     9
  The American Funds
   Shareholder Guide...................................... 12-20
   Purchasing Shares......................................    12
   Reducing Your Sales Charge.............................    15
   Shareholder Services...................................    16
   Redeeming Shares.......................................    18
   Retirement Plans.......................................    20

       IMPORTANT PHONE NUMBERS

  Shareholder Services:...800/421-0180 ext. 1

  Dealer Services:........800/421-9900 ext.11

  American FundsLine(R):..800/325-3590
  (24-hour information)

-------------------------------------------------------------------------------

      SUMMARY OF EXPENSES

   Average annual expenses
       paid over a 10-year
           period would be
     approximately $16 per
   year, assuming a $1,000
       investment and a 5%
    annual return with the
     maximum sales charge.

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases
 (as a percentage of offering price)................................... 5.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)

Management fees........................................................ 0.45%
12b-1 expenses......................................................... 0.20%/3/
Other expenses (including audit, legal, shareholder
 services, transfer agent and custodian expenses)...................... 0.23%
Total fund operating expenses.......................................... 0.88%

EXAMPLE                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                           ------ ------- ------- --------
You would pay the following
 cumulative expenses on a $1,000
 investment, assuming
 a 5% annual return./4/           $66     $84    $103     $160

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")
/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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          FINANCIAL    The following information has been audited by Deloitte
         HIGHLIGHTS    & Touche LLP, independent accountants, whose
                       unqualified report covering each of the most recent
       (For a share    five years is included in the statement of additional
        outstanding    information. This information should be read in
     throughout the    conjunction with the financial statements and
       fiscal year)    accompanying notes which are also included in the
                       statement of additional information.

                                                   YEAR ENDED NOVEMBER 30/1/
                             ---------------------------------------------------------------------------------
                              1995    1994     1993    1992    1991    1990     1989    1988    1987     1986
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
  Net Asset Value, Begin-
   ning of Year...........   $14.65  $16.47   $13.17  $10.98  $ 9.80  $13.22   $10.48  $ 9.29  $10.60   $ 9.37
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
   INCOME FROM INVESTMENT
    OPERATIONS
    Net investment income.      .20     .17      .11     .08     .15     .27      .25     .22     .22      .19
    Net realized and
     unrealized gain (loss)
     on investments.......     2.99    (.59)    3.75    2.45    1.76   (1.79)    3.33    1.70    (.73)    1.71
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
    Total income from
     investment operations     3.19    (.42)    3.86    2.53    1.91   (1.52)    3.58    1.92    (.51)    1.90
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
   LESS DISTRIBUTIONS
    Dividends from net
     investment income....     (.18)   (.12)    (.07)   (.14)   (.26)   (.29)    (.24)   (.19)   (.24)    (.10)
    Distributions from net
     realized gains.......     (.68)  (1.28)    (.49)   (.20)   (.47)  (1.61)    (.60)   (.54)   (.56)    (.57)
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
     Total distributions..     (.86)  (1.40)    (.56)   (.34)   (.73)  (1.90)    (.84)   (.73)   (.80)    (.67)
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
  Net Asset Value, End of
   Year...................   $16.98  $14.65   $16.47  $13.17  $10.98  $ 9.80   $13.22  $10.48  $ 9.29   $10.60
                             ======  ======   ======  ======  ======  ======   ======  ======  ======   ======
  Total Return/2/.........    23.22%  (2.94)%  30.60%  23.58%  20.68% (13.39)%  36.87%  22.32%  (5.37)%  21.35%
  RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year
    (in millions).........   $3,523  $2,592   $1,912  $1,115    $908    $783     $888    $678    $696     $776
   Ratios of expenses to
    average net assets....      .88%    .85%     .85%    .89%    .92%    .92%     .83%    .81%    .73%     .68%
   Ratio of net income to
    average net assets....     1.33%   1.25%     .76%    .67%   1.33%   2.50%    2.13%   1.97%   1.91%    2.06%
   Portfolio turnover
    rate..................    27.03%  25.51%   26.97%  19.03%  18.52%  17.21%   23.31%   8.06%  15.40%   25.60%

 --------
 /1/ Adjusted to reflect the /1//0//0/% share dividend effective May 26,
     1994.
 /2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

         INVESTMENT    The fund's investment objective is long-term growth of
          OBJECTIVE    capital. Current income is a secondary consideration.
       AND POLICIES    In seeking to meet its investment objective, the fund
                       invests in securities of companies that derive their
   The fund aims to    revenues primarily from operations in the services and
   provide you with    information area of the global economy or that appear
   long-term growth    to have future prospects tied importantly to that area
       of  capital.    of the economy. These could include, for example,
                       companies involved in the areas of telecommunications, computer systems and software, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation.
                       This investment policy is based on the belief that growth in services and information industries will continue to outpace overall economic growth, and will be more resistant to economic downturn.

                       The fund may invest up to 25% of its assets in companies outside of the services and information area. This percentage is measured at the time of a particular investment.

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                       The fund normally invests in equity securities,
                       including common and preferred stocks or other securities convertible into stocks.

                       When prevailing market, economic, political or currency conditions warrant, assets may also be invested in debt securities generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company; however, up to 10% of the fund's assets may be invested in lower rated debt securities. These securities may be rated, measured at the time of purchase, as high as Baa by Moody's or BBB by S&P and as low as Ca by Moody's or CC by S&P. Bonds rated Ca or CC are described by the rating agencies as "speculative in a high degree, often in default or [having] other marked shortcomings." Securities rated Ba and BB or below or unrated securities that are determined to be of equivalent quality are commonly known as "junk" or "high-yield, high-risk" bonds. As of the date of this prospectus, none of the fund's assets were invested in "high-yield, high-risk" bonds. (See the statement of additional information for a complete description of the bond ratings.) The market values of fixed-income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values generally will decline; when interest rates decline, their values generally will rise. The fund may also hold cash or cash equivalents and government securities. These investments are not limited to services and information companies. (See the statement of additional information for a description of cash equivalents.)

                       The fund may also invest up to 40% of its assets in securities of issuers outside the U.S. and/or denominated in currencies other than the U.S. dollar subject to the limitations discussed above. The fund's investments in non-U.S. fixed-income securities will consist principally of securities issued or guaranteed as to principal and interest by governments or their agencies or instrumentalities or by multinational agencies.

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH INVESTMENT OUTSIDE THE U.S. DESCRIBED HEREIN.

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 CERTAIN SECURITIES    INVESTING AROUND THE WORLD The fund's assets are
     AND INVESTMENT    invested globally which, in the opinion of Capital
         TECHNIQUES    Research and Management Company, enhances the fund's
                       ability to meet its objective--long-term growth of capital.

   Global investing    Of course, investing globally involves special risks,
   involves special    particularly in certain developing countries, caused
          risks and    by, among other things, fluctuating currency values;
     opportunities.    different accounting, auditing, and financial reporting
   Capital Research    regulations and practices in some countries; changing
     and Management    local and regional economic, political, and social
   Company monitors    conditions; differing securities market structures; and
    these risks and    various administrative difficulties such as delays in
   opportunities by    clearing and settling portfolio transactions or in
  closely following    receiving payment of dividends.
         companies,
        industries,    However, in the opinion of Capital Research and
   governments, and    Management Company, global investing also can reduce
     securities and    certain portfolio risks due to greater diversification
  currency exchange    opportunities.
  markets worldwide.
                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S.
                       Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS In connection with its non-U.S. investments, the fund has the ability to hold currencies other than the U.S. dollar and to enter into forward currency contracts to facilitate settlements and to protect against certain changes in exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

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
                                                                                      YEARS OF EXPERIENCE AS
                                                          YEARS OF EXPERIENCE AS      INVESTMENT PROFESSIONAL
                                                         PORTFOLIO COUNSELOR (AND          (APPROXIMATE)
 PORTFOLIO COUNSELORS                                     RESEARCH PROFESSIONAL,      WITH CAPITAL
          FOR                PRIMARY TITLE(S)               IF APPLICABLE) FOR        RESEARCH AND
 THE NEW ECONOMY FUND                                      THE NEW ECONOMY FUND        MANAGEMENT
                                                               (APPROXIMATE)           COMPANY OR
                                                                                           ITS
                                                                                       AFFILIATES    TOTAL YEARS
-----------------------------------------------------------------------------------------------------------------
 William R. Grimsley     President, Trustee and       Since the fund began operations    26 years   33 years
                         Principal Executive Officer
                         of the fund; Senior Vice
                         President and Director,
                         Capital Research and Man-
                         agement Company
-----------------------------------------------------------------------------------------------------------------
 Timothy D. Armour       Vice President of the fund;  Five years (plus five years as     13 years   13 years
                         Executive Vice President,    a research professional prior
                         Capital Research Company*    to becoming a portfolio
                                                      counselor for the fund)
-----------------------------------------------------------------------------------------------------------------
 James B. Lovelace       Vice President of the fund;  Five years (plus two years as      14 years   14 years
                         Vice President, Capital Re-  a research professional prior
                         search and Management        to becoming a portfolio
                         Company                      counselor for the fund)
-----------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President and    Two years (plus five years as      25 years   25 years
                         Director, Capital Research   a research professional prior
                         Company*                     to becoming a portfolio
                                                      counselor for the fund)
-----------------------------------------------------------------------------------------------------------------
 Mark E. Denning         Senior Vice President,       Three years                        14 years   14 years
                         Capital Research Company*
-----------------------------------------------------------------------------------------------------------------
 William C. Newton       Senior Partner, The Capital  Since the fund began operations    37 years   43 years
                         Group Partners L.P.*

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   THE FUND BEGAN OPERATIONS ON DECEMBER 1, 1983.

 * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.


         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
 return of 14.46% a    various periods, with or without sales charges. Results
 year (assuming the    calculated without a sales charge will be higher. Total
      maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions. The fund's distribution
  over its lifetime    rate is calculated by dividing the dividends paid by
                       the fund over the last 12 months by the sum of the
  (December 1, 1983    month-end price and the capital gains paid over the
            through    last 12 months. The yield reflects income earned by the
       December 31,    fund, while the distribution rate reflects dividends
             1995).    paid by the fund.

                       The fund's total return over the past 12 months, and average annual returns over the past five- and ten-year periods, as of December 31, 1995, were 17.21%, 16.31% and 13.27%, respectively. These results were calculated in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted. Of course, past results are not an indication of future results. Further information

-------------------------------------------------------------------------------





                       regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in June and December. Capital gains, if any, are
          AND TAXES    usually distributed in December. When a dividend or
                       capital gain is distributed, the net asset value per
             Income    share is reduced by the amount of the payment.
  distributions are
    usually made in    FEDERAL TAXES The fund intends to operate as a
 June and December.    "regulated investment company" under the Internal
                       Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO ITS RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with investments outside the U.S. generally at rates from 10% to 40%, which would reduce the fund's investment income.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

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               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Massachusetts business trust in 1983.
         MANAGEMENT    The fund's board supervises fund operations and
                       performs duties required by applicable state and
      The fund is a    federal law. Members of the board who are not employed
      member of The    by Capital Research and Management Company or its
     American Funds    affiliates are paid for services rendered to the fund
    Group, which is    as described in the statement of additional
  managed by one of    information. They may elect to defer all or a portion
    the largest and    of these fees through a deferred compensation plan in
   most experienced    effect for the fund. Shareholders have one vote per
         investment    share owned and, at the request of the holders of at
          advisers.    least 10% of the shares, the fund will hold a meeting
                       at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the lower of the annual rates of 0.60% on the first $300 million of the fund's net assets, 0.48% on net assets in excess of $300 million but not exceeding $750 million, 0.45% on net assets in excess of $750 million but not exceeding $1.25 billion, and 0.42% on net assets in excess of $1.25 billion; or 0.58% on the first $500 million of the fund's net assets, 0.48% on net assets in excess of $500 million but not exceeding $1 billion, 0.44% on net assets in excess of $1 billion but not exceeding $1.5 billion, 0.41% on net assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.39% on net assets in excess of $2.5 billion but not exceeding $4 billion, 0.38% on net assets in excess of $4 billion but not exceeding $6.5 billion, and 0.375% on net assets in excess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

-------------------------------------------------------------------------------

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 1H-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges" below.

--------------------------------------------------------------------------------

                TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $4,047,000 for the fiscal year ended November 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                      AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                 SERVICE      ADDRESS                  AREAS SERVED
                  AREA
                -------------------------------------------------------------
                WEST      P.O. Box 2205                AK, AZ, CA, HI, ID,
                          Brea, CA 92622-2205          MT, NV, OR, UT, WA and
                          Fax: 714/671-7080            outside the U.S.
                -------------------------------------------------------------
                CENTRAL-  P.O. Box 659522              AR, CO, IA, KS, LA,
                WEST      San Antonio, TX 78265-9522   MN, MO, ND, NE, NM,
                          Fax: 210/530-4050            OK, SD, TX, and WY
                -------------------------------------------------------------
                CENTRAL-  P.O. Box 6007                AL, IL, IN, KY, MI,
                EAST      Indianapolis, IN 46206-6007  MS, OH, TNand WI
                          Fax: 317/735-6620
                -------------------------------------------------------------
                EAST     P.O. Box 2280                 CT, DE, FL, GA, MA,
                         Norfolk, VA 23501-2280        MD, ME, NC, NH, NJ,
                         Fax: 804/670-4773             NY, PA, RI, SC, VA,
                                                       VT, WV and Washington,
                                                       D.C.
                -------------------------------------------------------------
                 ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
                 COMPANY AT 800/421-0180 FOR SERVICE.
                -------------------------------------------------------------

                            [MAP OF THE UNITED STATES OF AMERICA]

                -------------------------------------------------------------
                West (light grey); Central-West (white); Central-East
                (dark grey); East (red)

LOGO






                      ---------------------------------------------------------
  PURCHASING SHARES    METHOD      INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ---------------------------------------------------------
     Your investment   By          See "Investment      $50 minimum (except
    dealer can help    contacting  Minimums and Fund    where a lower
 you establish your    your        Numbers" for         minimum is noted
  account--and help    investment  initial              under "Investment
      you add to it    dealer      investment           Minimums and Fund
 whenever you like.                minimums.            Numbers").
                                   Visit any            Mail directly to
                                   investment dealer    your investment
                                   who is registered    dealer's address
                                   in the state         printed on your
                                   where the            account statement.
                                   purchase is made
                                   and who has a
                                   sales agreement
                                   with American
                                   Funds
                                   Distributors.
                      ---------------------------------------------------------
                       By mail     Make your check      Fill out the account
                                   payable to the       additions form at the
                                   fund and mail to     bottom of a recent
                                   the address          account statement,
                                   indicated on the     make your check
                                   account              payable to the fund,
                                   application.         write your account
                                   Please indicate      number on your check,
                                   an investment        and mail the check
                                   dealer on the        and form in the
                                   account              envelope provided
                                   application.         with your account
                                                        statement.
                      ---------------------------------------------------------
                       By wire     Call 800/421-0180    Your bank should wire
                                   to obtain your       your additional
                                   account              investments in the
                                   number(s), if        same manner as
                                   necessary. Please    described under
                                   indicate an          "Initial Investment."
                                   investment dealer
                                   on the account.
                                   Instruct your
                                   bank to wire
                                   funds to:

                                   Wells Fargo Bank
                                   155 Fifth Street
                                   Sixth Floor
                                   San Francisco,
                                   CA 94106
                                   (ABA #121000248)

                                   For credit to the
                                   account of:
                                   American Funds
                                   Service Company
                                   a/c #4600-076178
                                   (fund name)
                                   (your fund acct.
                                   no.)
                      ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.


                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                             MINIMUM
                                             INITIAL          FUND
  FUND                                      INVESTMENT       NUMBER
  ----                                      ----------       ------
  STOCK AND STOCK/BOND FUNDS
  AMCAP Fund(R)............................   $1,000           02
  American Balanced Fund(R)................      500           11
  American Mutual Fund(R)..................      250           03
  Capital Income Builder(R)................    1,000           12
  Capital World Growth and Income Fund(SM).    1,000           33
  EuroPacific Growth Fund(R)...............      250           16
  Fundamental Investors(SM)................      250           10
  The Growth Fund of America(R)............    1,000           05
  The Income Fund of America(R)............    1,000           06
  The Investment Company of America(R).....      250           04
  The New Economy Fund(R)..................    1,000           14
  New Perspective Fund(R)..................      250           07
  SMALLCAP World Fund(SM)..................    1,000           35
  Washington Mutual Investors Fund(SM).....      250           01

                                             MINIMUM
                                             INITIAL          FUND
  FUND                                      INVESTMENT       NUMBER
  ----                                      ----------       ------
  BOND FUNDS
  Amerian High-Income Municipal
   Bond Fund(SM)...........................   $1,000           40
  American High-Income Trust(R)............    1,000           21
  The Bond Fund of America(SM).............    1,000           08
  Capital World Bond Fund(R)...............    1,000           31
  Intermediate Bond Fund of America(R).....    1,000           23
  Limited Term Tax-Exempt Bond Fund
   of America(SM)..........................    1,000           43
  The Tax-Exempt Bond Fund of America(SM)..    1,000           19
  The Tax-Exempt Fund of California(R)*....    1,000           20
  The Tax-Exempt Fund of Maryland(R)*......    1,000           24
  The Tax-Exempt Fund of Virginia(R)*......    1,000           25
  U.S. Government Securities Fund(SM)......    1,000           22
  MONEY MARKET FUNDS
  The Cash Management Trust of America(R)..    2,500           09
  The Tax-Exempt Money Fund of America(SM).    2,500           39
  The U.S. Treasury Money Fund of
   America(SM).............................    2,500           49

 --------
*Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                                   DEALER
                                                              SALES CHARGE AS    CONCESSION
                                                            PERCENTAGE OF THE:  AS PERCENTAGE
                                                            ------------------     OF THE
               AMOUNT OF PURCHASE                           NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                         INVESTED   PRICE       PRICE
               ---------------------                        ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.....................          6.10%     5.75%       5.00%
               $50,000 but less than
                $100,000.............................          4.71      4.50        3.75

               BOND FUNDS
               Less than $25,000.....................         4.99      4.75        4.00
               $25,000 but less than
                $50,000..............................         4.71      4.50        3.75
               $50,000 but less than
                $100,000.............................         4.17      4.00        3.25

               STOCK, STOCK/BOND, AND
                 BOND FUNDS
               $100,000 but less than $250,000.......         3.63      3.50        2.75
               $250,000 but less than $500,000.......         2.56      2.50        2.00
               $500,000 but less than $1,000,000.....         2.04      2.00        1.60
               $1,000,000 or more....................         none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.

                       --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)
                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN fUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

                       You may invest in the funds through various retirement
         RETIREMENT    plans including the following plans for which Capital
              PLANS    Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

                                  Prospectus
                        for Eligible Retirement Plans


                                   THE NEW
                               ECONOMY FUND(R)



                                    (ART)



                         An opportunity for long-term
                               growth of capital




   FEBRUARY 1, 1996    [LOGO OF THE AMERICAN FUNDS GROUP(R)]


                             THE NEW ECONOMY FUND

                             333 South Hope Street
                         Los Angeles, California 90071

The fund's investment objective is long-term growth of capital. Current income is a secondary consideration. In seeking to achieve its objective, the fund invests principally in the equity securities of companies that derive their revenue primarily from operations in the services and information area of the global economy or that appear to have future prospects tied importantly to that area of the economy.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund, dated February 1, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   RP 14-010-0296

-------------------------------------------------------------------------------

            SUMMARY OF
              EXPENSES

        Average annual
    expenses paid over
      a 10-year period
would be approximately
$11 per year, assuming
   a $1,000 investment
and a 5% annual return
  with no sales charge.



               TABLE OF CONTENTS

  Summary of Expenses.....................   2
  Financial Highlights....................   3
  Investment Objective and Policies.......   3
  Certain Securities and Investment
   Techniques.............................   5
  Investment Results......................   6
  Dividends, Distributions and Taxes......   7
  Fund Organization and Management........   7
  Purchasing Shares.......................   9
  Shareholder Services....................  11
  Redeeming Shares........................  11



This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees........................................................ 0.45%
12b-1 expenses......................................................... 0.20%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)................................ 0.23%
Total fund operating expenses.......................................... 0.88%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative
expenses on a $1,000 investment, assuming
a 5% annual return./3/                          $9      $28    $49     $108

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL   The following information has been audited by Deloitte &
         HIGHLIGHTS   Touche LLP, independent accountants, whose unqualified
                      report covering each of the most recent five years is
       (For a share   included in the statement of additional information.
        outstanding   This information should be read in conjunction with the
     throughout the   financial statements and accompanying notes which are
       fiscal year)   also included in the statement of additional
                      information.


                                                   YEAR ENDED NOVEMBER 30/1/
                             ---------------------------------------------------------------------------------
                              1995    1994     1993    1992    1991    1990     1989    1988    1987     1986
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
  Net Asset Value, Begin-
   ning of Year...........   $14.65  $16.47   $13.17  $10.98  $ 9.80  $13.22   $10.48  $ 9.29  $10.60   $ 9.37
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
   INCOME FROM INVESTMENT
    OPERATIONS
    Net Investment Income..     .20     .17      .11     .08     .15     .27      .25     .22     .22      .19
    Net realized and
     unrealized gain (loss)
     on investments........    2.99    (.59)    3.75    2.45    1.76   (1.79)    3.33    1.70    (.73)    1.71
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
     Total income from
      investment
      operations...........    3.19    (.42)    3.86    2.53    1.91   (1.52)    3.58    1.92    (.51)    1.90
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
   LESS DISTRIBUTIONS
    Dividends from net
     investment income.....    (.18)   (.12)    (.07)   (.14)   (.26)   (.29)    (.24)   (.19)   (.24)    (.10)
    Distributions from net
     realized gains........    (.68)  (1.28)    (.49)   (.20)   (.47)  (1.61)    (.60)   (.54)   (.56)    (.57)
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
     Total Distributions...    (.86)  (1.40)    (.56)   (.34)   (.73)  (1.90)    (.84)   (.73)   (.80)    (.67)
                             ------  ------   ------  ------  ------  ------   ------  ------  ------   ------
  Net Asset Value, End of
   Year...................   $16.98  $14.65   $16.47  $13.17  $10.98  $ 9.80   $13.22  $10.48  $ 9.29   $10.60
                             ======  ======   ======  ======  ======  ======   ======  ======  ======   ======
   Total Return/2/........    23.22%  (2.94)%  30.60%  23.58%  20.68% (13.39)%  36.87%  22.32%  (5.37)%  21.35%
  RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year
    (in millions).........   $3,523  $2,592   $1,912  $1,115    $908    $783     $888    $678    $696     $776
   Ratios of expenses to
    average net assets....      .88%    .85%     .85%    .89%    .92%    .92%     .83%    .81%    .73%     .68%
   Ratio of net income to
    average net assets....     1.33%   1.25%     .76%    .67%   1.33%   2.50%    2.13%   1.97%   1.91%    2.06%
   Portfolio turnover
    rate..................    27.03%  25.51%   26.97%  19.03%  18.52%  17.21%   23.31%   8.06%  15.40%   25.60%

 --------
 /1/ Adjusted to reflect the 100% share dividend effective May 26,
     1994.
 /2/ Calculated with no sales charge.


         INVESTMENT   The fund's investment objective is long-term growth of
          OBJECTIVE   capital. Current income is a secondary consideration. In
       AND POLICIES   seeking to meet its investment objective, the fund
                      invests in securities of companies that derive their
  The fund seeks to   revenues primarily from operations in the services and
   provide you with   information area of the global economy or that appear to
   long-term growth   have future prospects tied importantly to that area of
        of capital.   the economy. These could include, for example, companies
                      involved in the areas of telecommunications, computer systems and software, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation. This investment policy is based on the belief that growth in services and information industries will continue to outpace overall economic growth, and will be more resistant to economic downturn.

                      The fund may invest up to 25% of its assets in companies outside of the services and information area. This percentage is measured at the time of a particular investment.

                      The fund normally invests in equity securities, including common and preferred stocks or other securities convertible into stocks.

-------------------------------------------------------------------------------

                       When prevailing market, economic, political or currency conditions warrant, assets may also be invested in debt securities generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company; however, up to 10% of the fund's assets may be invested in lower rated debt securities. These securities may be rated, measured at the time of purchase, as high as Baa by Moody's or BBB by S&P and as low as Ca by Moody's or CC by S&P. Bonds rated Ca or CC are described by the rating agencies as "speculative in a high degree, often in default or [having] other marked shortcomings." Securities rated Ba and BB or below or unrated securities that are determined to be of equivalent quality are commonly known as "junk" or "high-yield, high-risk" bonds. As of the date of this prospectus, none of the fund's assets were invested in "high-yield, high-risk" bonds. (See the statement of additional information for a complete description of the bond ratings.) The market values of fixed-income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values generally will decline; when interest rates decline, their values generally will rise. The fund may also hold cash or cash equivalents and government securities. These investments are not limited to services and information companies. (See the statement of additional information for a description of cash equivalents.)

                       The fund may also invest up to 40% of its assets in securities of issuers outside the U.S. and/or denominated in currencies other than the U.S. dollar subject to the limitations discussed above. The fund's investments in non-U.S. fixed-income securities will consist principally of securities issued or guaranteed as to principal and interest by governments or their agencies or instrumentalities or by multinational agencies.

                       The fund's investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH INVESTING OUTSIDE THE U.S. DESCRIBED HEREIN.

-------------------------------------------------------------------------------

 CERTAIN SECURITIES    INVESTING AROUND THE WORLD The fund's assets are
     AND INVESTMENT    invested globally which, in the opinion of Capital
         TECHNIQUES    Research and Management Company, enhances the fund's
                       ability to meet its primary objective--long-term growth
   Global investing    of capital.
   involves special
          risks and    Of course, investing globally involves special risks,
     opportunities.    particularly in certain developing countries, caused
   Capital Research    by, among other things: fluctuating currency values;
     and Management    different accounting, auditing, and financial reporting
   Company monitors    regulations and practices in some countries; changing
    these risks and    local and regional economic, political, and social
   opportunities by    conditions; differing securities market structures; and
  closely following    various administrative difficulties such as delays in
         companies,    clearing and settling portfolio transactions or in
        industries,    receiving payment of dividends.
   governments, and
     securities and    However, in the opinion of Capital Research and
  currency exchange    Management Company, global investing also can reduce
 markets worldwide.    certain portfolio risks due to greater diversification
                       opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS In connection with its non-U.S. investments, the fund has the ability to hold currencies other than the U.S. dollar and to enter into forward currency contracts to facilitate settlements and to protect against certain changes in exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

-------------------------------------------------------------------------------

                                                                                        YEARS OF EXPERIENCE
                                                   YEARS OF EXPERIENCE AS            AS INVESTMENT PROFESSIONAL
PORTFOLIO COUNSELORS                                PORTFOLIO COUNSELOR                      (APPROXIMATE)
        FOR                                            (AND RESEARCH               WITH CAPITAL
  THE NEW ECONOMY            PRIMARY TITLE(S)          PROFESSIONAL,               RESEARCH AND
       FUND                                         IF APPLICABLE) FOR              MANAGEMENT
                                                      THE NEW ECONOMY              COMPANY OR ITS      TOTAL
                                                     FUND (APPROXIMATE)              AFFILIATES        YEARS
-------------------------------------------------------------------------------------------------------------------
William R. Grimsley        President, Trustee and      Since the fund began            26 years       33 years
                           Principal Executive         operations.
                           Officer of the fund;
                           Senior Vice President
                           and Director, Capital
                           Research and Management
                           Company
-------------------------------------------------------------------------------------------------------------------
Timothy D. Armour          Vice President of the       Five years (plus                13 years       13 years
                           fund. Executive Vice        five years as a
                           President, Capital          research professional
                           Research Company*           prior to becoming a
                                                       portfolio counselor
                                                       for the fund)
-------------------------------------------------------------------------------------------------------------------
James B. Lovelace, Jr.     Vice President of the       Five years (plus                14 years       14 years
                           fund; Vice President,       two years as a
                           Capital Research and        research professional
                           Management Company          prior to becoming a
                                                       portfolio counselor
                                                       for the fund)
-------------------------------------------------------------------------------------------------------------------
Gordon Crawford            Senior Vice President       Two years (plus                 25 years       25 years
                           and Director, Capital       five years as a
                           Research Company*           research professional
                                                       prior to becoming a
                                                       portfolio counselor
                                                       for the fund)
-------------------------------------------------------------------------------------------------------------------
Mark E. Denning            Senior Vice President,      Three years                     14 years       14 years
                           Capital Research
                           Company*
-------------------------------------------------------------------------------------------------------------------
William C. Newton          Senior Partner, The         Since the fund                  37 years       43 years
                           Capital Group               began operations.
                           Partners L.P.*
-------------------------------------------------------------------------------------------------------------------
The fund began operations on December 1, 1983.
 * Company affiliated with Capital Research and Management Company.
-------------------------------------------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    total return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
 15.02% a year over    returns assume the reinvestment of all dividends and
       its lifetime    capital gain distributions. The fund's distribution
                       rate is calculated by dividing the dividends paid by
  (December 1, 1983    the fund over the last 12 months by the sum of the
   through December    month-end price and the capital gains paid over the
         31, 1995).    last 12 months. The yield reflects income earned by the
                       fund, while the distribution rate reflects dividends paid by the fund.

                       The fund's total return over the past 12 months, and average annual returns over the past five- and ten-year periods, as of December 31, 1995, were 24.37%, 17.69% and 13.95%, respectively. These results were calculated with no sales charge in accordance with Securities and Exchange Commission requirements. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

-------------------------------------------------------------------------------

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in June and December. Capital gains, if any, are
          AND TAXES    usually distributed in December. When a dividend or
                       capital gain is distributed, the net asset value per
             Income    share is reduced by the amount of the payment.
  distributions are
    usually made in    The terms of your plan will govern how your plan may
          June, and    receive distributions from the fund. Generally,
          December.    periodic distributions from the fund to your plan are
                       reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. For any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce the fund's investment income.

                       Please see the statement of additional information and your tax adviser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Massachusetts business trust in 1983.
         MANAGEMENT    The fund's board supervises fund operations and
                       performs duties required by applicable state and
      The fund is a    federal law. Members of the board who are not employed
      member of The    by Capital Research and Management Company or its
     American Funds    affiliates are paid for services rendered to the fund
    Group, which is    as described in the statement of additional
  managed by one of    information. They may elect to defer all or a portion
    the largest and    of these fees through a deferred compensation plan in
   most experienced    effect for the fund. Shareholders have one vote per
         investment    share owned and, at the request of the holders of at
          advisers.    least 10% of the shares, the fund will hold a meeting
                       at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

-------------------------------------------------------------------------------

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the lower of the annual rates of 0.60% on the first $300 million of the fund's net assets, 0.48% on net assets in excess of $300 million but not exceeding $750 million, 0.45% on net assets in excess of $750 million but not exceeding $1.25 billion, and 0.42% on net assets in excess of $1.25 billion; or 0.58% on the first $500 million of the fund's net assets, 0.48% on net assets in excess of $500 million but not exceeding $1 billion, 0.44% on net assets in excess of $1 billion but not exceeding $1.5 billion, 0.41% on net assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.39% on net assets in excess of $2.5 billion but not exceeding $4 billion, 0.38% on net assets in excess of $4 billion but not ex-ceeding $6.5 billion, and 0.375% on net assets in ex-cess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

-------------------------------------------------------------------------------

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees.)

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. It was paid a fee of $4,047,000 for the fiscal year ended November 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group other than the money market funds) may purchase shares at net asset

-------------------------------------------------------------------------------

                       value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares-- Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of ad-ditional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York

-------------------------------------------------------------------------------

                       Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING    Subject to any restrictions imposed by your plan, you
             SHARES    can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                        By contacting     Your plan administrator/trustee must
                        your plan         send a letter of instruction
                        administrator/    specifying the name of the fund, the
                        trustee           number of shares or dollar amount to
                                          be sold, and, if applicable, your
                                          name and account number. For your
                                          protection, if you redeem more than
                                          $50,000, the signatures of the
                                          registered owners or their legal
                                          representatives must be guaranteed
                                          by a bank, savings association,
                                          credit union, or member firm of a
                                          domestic stock exchange or the
                                          National Association of Securities
                                          Dealers, Inc., that is an eligible
                                          guarantor institution. Your plan
                                          administrator/trustee should verify
                                          with the institution that it is an
                                          eligible guarantor prior to signing.
                                          Additional documentation may be
                                          required to redeem shares from certain
                                          accounts. Notarization by a Notary
                                          Public is not an acceptable signature
                                          guarantee.

                       --------------------------------------------------------
                        By                Shares may also be redeemed through
                        contacting        an investment dealer; however, you or
                        an                your plan may be charged for this
                        investment        service. SHARES HELD FOR YOU IN AN
                        dealer            INVESTMENT DEALER'S STREET NAME MUST
                                          BE REDEEMED THROUGH THE DEALER.


                      THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                      CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment

-------------------------------------------------------------------------------

                       made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency



                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.


12


THE NEW ECONOMY FUND (R)

February 1, 1996


THE NEW ECONOMY FUND(R)

                                    PROFILE


333 South Hope Street                                 February 1, 1996
Los Angeles, CA 90071

1. Goal

The fund seeks to make your money grow over time by investing in service and information companies around the world.

2. Investment Strategies

The fund normally invests principally in stocks of companies involved in the services and information area. The fund may also invest up to 25% of its assets in other companies, and up to 40% of its assets in companies based outside the U.S. The fund may also hold other types of securities, such as bonds, when appropriate.

3. Risks

Stock prices rise and fall. Investing outside the U.S. involves a number of risks caused by, among other things, currency fluctuations and differing securities market structures and accounting standards.

YOU CAN LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME.


4. Appropriateness

If you are not a long-term investor seeking capital growth through investments in services and information industries through global diversification, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts.

Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    5.75%




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions within 12 months following purchases without a sales charge.


Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees                  0.45%

12b-1 expenses                   0.20%

Other expenses                   0.23%

Total fund operating expenses    0.88%




Example

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $66

Three years   84

Five years   103

Ten years    160





6. Past Results

Here are the fund's annual total returns for each of the past 10 calendar years:
[CHART]

1986     13.30%

1987      5.17%

1988     15.74%

1989     31.79%

1990     -10.10%

1991     29.17%

1992     16.82%

1993     30.95%

1994     -8.11%

1995     24.37%


[END CHART]

Sales charges have not been deducted from results shown above.

The fund's average annual total return* is +14.46% over its lifetime (December 1, 1983 through December 31, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 On
e year          + 17.21%

 Five years       + 16.31%

 Ten years        + 13.27%




* These results were calculated for periods ended December 31, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser

Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases

The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $250.

9. Redemptions

You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 14 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions

Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in June and December. Capital gains, if any, are usually distributed in December.

11. Other Services

You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.


 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.


                               THE NEW ECONOMY FUND
                                      PART B

                         STATEMENT OF ADDITIONAL INFORMATION
                                  FEBRUARY 1, 1996

         This document is not a prospectus but should be read in conjunction with the current prospectus dated February 1, 1996 of The New Economy Fund (the fund or NEF). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                               THE NEW ECONOMY FUND
                               Attention:  Secretary
                               333 South Hope Street
                               Los Angeles, CA  90071
                                   (213) 486-9200

         The fund has two forms of prospectuses. Each reference to the prospectus in the Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                        PAGE
                                                            NO.

INVESTMENT POLICIES                                              1

DESCRIPTION OF CERTAIN SECURITIES                                2

CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS    3

INVESTMENT RESTRICTIONS                                          4

FUND TRUSTEES AND OFFICERS                                       6

MANAGEMENT                                                       10

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                       12

PURCHASE OF SHARES                                               15

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                      17

REDEMPTION OF SHARES                                             18

EXECUTION OF PORTFOLIO TRANSACTIONS                              18

GENERAL INFORMATION                                              19

INVESTMENT RESULTS                                               20

APPENDIX - DESCRIPTION OF BOND RATINGS                           25

FINANCIAL STATEMENTS                                          ATTACHED


                              INVESTMENT POLICIES

     The fund may invest up to 10% of its assets in debt securities which are rated below the top three quality categories by Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) or securities that are determined equivalent by the fund's investment adviser, Capital Research and Management Company (the Investment Adviser). (See "Appendix - Description of Bond Ratings" below for a more complete description of bond ratings.)

                       DESCRIPTION OF CERTAIN SECURITIES

U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association obligations (certificates of deposit issued by savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less).

   REPURCHASE AGREEMENTS - Although the fund currently does not anticipate doing so during the next 12 months, it is authorized to enter into repurchase agreements. A repurchase agreement permits the fund to buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. See "Management" below. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

   CURRENCY TRANSACTIONS -- The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of securities it has contracted to purchase. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the fund might enter into a forward currency contract to protect against an anticipated decline in value of a foreign currency against the U.S. dollar when it holds
securities denominated in that foreign currency.   To avoid having an amount
greater than its net assets subject to market risk in connection with currency contract transactions, the fund will segregate cash, cash equivalents, or high quality debt instruments to the extent required by the Securities and Exchange Commission.

         At the maturity of a forward contract, the fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. The fund will only enter into such a forward contract if it is expected that the fund will be able to readily close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the fund may suffer a loss.

         Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

         CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS

         Certain risk factors relating to investing in below investment grade securities, bonds rated Ba and BB or below or unrated but determined to be of equivalent quality (high-yield, high-risk bonds) are discussed below.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                            INVESTMENT RESTRICTIONS

     The fund has adopted certain investment restrictions, which cannot be changed without approval by a majority of its outstanding shares. Such majority is defined within the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares. These restrictions provide that the fund may not:

 1. Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

 2. Invest in companies for the purpose of exercising control or management;

 3. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry;

 4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

 5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

 6. Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that entering into a forward currency contract shall not be prohibited by this restriction;

 7. Invest more than 10% of the value of its total assets in securities which are not readily marketable or engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Lend any of its assets; provided, however that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities or entering into repurchase agreements, shall not be prohibited by this restriction;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

 10. Purchase securities on margin;

 11. Enter into any repurchase agreement if, as a result, more than 10% of the fund's total assets would be subject to repurchase agreements maturing in more than seven days (see above);

 12. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

 13. Mortgage, pledge or hypothecate its assets to any extent;

 14. Purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 15. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 16. Invest in puts, calls, straddles or spreads, or combinations thereof; nor

 17. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

         Further investment policies of the fund, which may be changed by action of the Board of Trustees, without shareholder approval, include the following: the fund will not invest more than 40% of its assets in securities of issuers outside the U.S. and/or denominated in currencies other than the U.S. dollar; nor will the fund invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value for purposes of this restriction).

     All percentages relating to the policies and restrictions of the fund are measured at the time the investment is made.

     For purposes of investment restriction number 3, the fund will not invest 25% or more of total assets in the securities of issuers in the same industry.

     For purposes of investment restriction number 4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees, and to the extent such investments are allowed by an exemptive order granted by the Securities and Exchange Commission.

     For purposes of investment restriction number 6, forward currency contracts are not considered commodities or commodities contracts.

                           FUND TRUSTEES AND OFFICERS
                       TRUSTEES AND TRUSTEE COMPENSATION

NAME, ADDRESS AND AGE   POSITION       PRINCIPAL OCCUPATION(S) DURING PAST   AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
TOTAL NUMBER
                        WITH           5 YEARS (POSITIONS WITHIN THE   (INCLUDING VOLUNTARILY   ALL FUNDS MANAGED BY   OF FUND
BOARDS
                        REGISTRANT     ORGANIZATIONS LISTED MAY HAVE   DEFERRED COMPENSATION/1/)   CAPITAL RESEARCH AND   ON WHICH

                                       CHANGED DURING THIS PERIOD)   FROM THE FUND         MANAGEMENT COMPANY/2/   TRUSTEE SERVES
                                                                     DURING FISCAL YEAR ENDED   FOR THE YEAR ENDED

                                                                     11/30/95              11/30/95

Richard G. Capen, Jr.   Trustee        Corporate Director and author; former   $12,300               $25,300              2

Box 2494                               United States Ambassador to Spain;

Rancho Santa Fe, CA 92067                  former Vice Chairman of the Board;

Age: 61                                Knight Ridder, Inc.; former Chairman

                                       and Publisher, The Miami Herald.


+H. Frederick Christie   Trustee        Private Investor; former President and   $12,358/3/            $140,200/3/          18

P.O. Box 144                           Chief Executive Officer, The Mission

Palos Verdes Estates, CA                  Group (non-utility holding company,

90274                                  subsidiary of Southern California

Age: 62                                Edison Company); former President,

                                       Southern California Edison Company


Alan E. Clements        Trustee        Private investor; former Executive   $11,600               $23,900              2

16 Great Peter Street                  Director - Finance, Imperial Chemical

London SW1P3JF                         Industries PLC
England
Age: 67

++Robert B. Egelston    Chairman       Senior Partner, Capital Group   None/4/               None/4/              5
333 South Hope Street   of the         Partners, Limited Partnership
Los Angeles, CA 90071   Board
Age: 65

Alan Greenway           Trustee        Private Investor;             $12,550               $65,400              4
7413 Fairway Road                      President, Greenway Associates, Inc.

La Jolla, CA 92037                     (management consulting services)

Age: 68

++William R. Grimsley   President      Senior Vice President and Director,   None/4/               None/4/              3

Four Embarcadero Center,   and            Capital Research and Management

Suite 1800              Trustee        Company
San Francisco, CA 94111
Age: 57

++Graham Holloway       Director       Former Chairman of the Board,   None/4/               None/4/              2
17309 Club Hill Drive                  American Funds Distributors, Inc.

Dallas, TX 75248
Age: 65

Leonade D. Jones        Trustee        Treasurer, The Washington Post   $7,667/3/             $58,517/3/           5
1150-15th Street, N.W.                  Company
Washington, DC 20071
Age: 48

William H. Kling        Trustee        President, Minnesota Public Radio;   $11,950/3/            $70,100/3/           4

45 East Seventh Street                  President, Greenspring Co.; former

St. Paul, MN 55101                     President, American Public Radio

Age: 53                                (now Public Radio International)


Norman R. Weldon        Trustee        President and Director, Corvita   $12,200               $32,600              2
8210 N.W. 27th Street                  Corporation; Chairman of the
Miami, FL 33122                        Board, Novoste Corporation; Director,

Age: 61                                Enable Medical

Patricia K. Woolf       Trustee        Private investor; Lecturer, Department   $11,900               $63,950              5

506 Quaker Road                        of Molecular Biology, Princeton
Princeton, NJ 08540                    University
Age: 61


    + May be deemed an "interested person" within the meaning of the Investment Company Act of 1940 (the 1940 Act) due to membership on the board of directors of the parent company of a registered broker-dealer.

 ++ Trustees who are "interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Investment Adviser.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; amd Bond Portfolio for Endowments, Inc. and Endowments, Inc whose shares may be owned only by tax-exempt organizations.

 /3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees are as follows: H. Frederick Christie ($8,371); William H. Kling ($23,651); and Leonade D. Jones ($8,673). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee.

 /4/ Robert B. Egelston, William R. Grimsley and Graham Holloway are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                  OFFICERS
       (with their principal occupations during the past five years)#

 ROBERT B. EGELSTON, Chairman of the Board (see above).

 WILLIAM R. GRIMSLEY, President (see above).

   ** STEVEN N. KEARSLEY, Vice President and Treasurer.
Vice President and   Treasurer, Capital Research and Management Company.

   * TIMOTHY D. ARMOUR, Vice President. Executive Vice President,
Capital Research   Company.

   * VINCENT P. CORTI, Vice President.
Vice President - Fund Business Management   Group, Capital Research and
Management Company.

   JAMES B. LOVELACE, Vice President.   11100 Santa Monica Boulevard, Santa
Monica, CA  90025.  Vice President, Capital Research and   Management
Company.

   * CHAD L. NORTON, Secretary.
Vice President - Fund Business Management   Group, Capital Research and
Management Company.

   ** MARY C. HALL, Assistant Treasurer.
Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

    ROBERT P. SIMMER, Assistant Treasurer.  5300 Robin Hood Raod, Norfolk, VA
23513.  Vice President - Fund Business   Management Group,
 Capital Research and Management Company.

__________________________________

# Positions within the organizations listed may have change during this period.

* Address is 333 South Hope Street, Los Angeles, CA  90071

** Address is 135 South State College Boulevard, Brea, CA 92621

         All of the Trustees and officers also are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management company serves as Investment Adviser. No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays each unaffiliated Trustee a fee of $7,000 per annum, plus $700 for each Board of Trustees meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of January 1, 1996 the officers and Trustees of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

     The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue in effect until November 30, 1996, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the lower of the annual rates of 0.60% on the first $300 million of the fund's net assets, 0.48% on assets over $300 million to $750 million, 0.45% on assets over $750 million to $1.25 billion, and 0.42% on assets over $1.25 billion; or 0.58% on the first $500 million of the fund's net assets, 0.48% on assets from $500 million to $1 billion, 0.44% on assets from $1 billion to $1.5 billion, 0.41% on assets from $1.5 billion to $2.5 billion, 0.39% on assets from $2.5 billion to $4 billion, 0.38% on assets from $4 billion to $6.5 billion, and 0.375% on assets over $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, clerical and bookkeeping functions of the fund and provides suitable office space, small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the office of the fund relating to the services furnished by the Investment Adviser. Subject to the expense agreement described below, the fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses; expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer, and redemption of its shares; expenses pursuant to the fund's Plan of Distribution (described below); custodian fees; printing and preparation of registration statements; taxes; compensation, compensation and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery, forms and certificates prepared exclusively for the fund.

         The Agreement provides for an advisory fee reduction by any amount necessary to assure that the fund's annual ordinary net operating expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1 1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses are excluded from this limit. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

         During the fiscal years ended November 30, 1995, 1994 and 1993, the Investment Adviser's total fees amounted to $13,517,000, $10,711,000 and $7,097,000, respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act (see "Fund Organization and Management -- Principal Underwriter" in the prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended November 30, 1995 amounted to $2,620,000 after allowance of $13,820,000 to dealers. During the fiscal years ended November 30, 1994 and 1993 the Principal Underwriter retained $4,309,000 and $2,223,000 respectively.

         As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Trustees, and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund is committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.

         Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a 401 (k) plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended November 30, 1995, the fund paid or accrued $6,124,000 for compensation to dealers under the Plan.

     The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

     To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

     The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

     Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year.

     Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

     It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

     The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

     Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend during January of the following year.

     If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

     The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

         As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,700 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay and additional amount of tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

     The foregoing is limited to a summary federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

   PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company (the Transfer Agent); this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, whereas purchases and redemptions are made at the next calculated price.

         The price paid for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures, traded on the New York Stock Exchange are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Nonconvertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

     Any purchase order may be rejected by the Principal Underwriter or the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially, directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder signs a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

         In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

         Shareholders purchasing shares at a reduced sales charge under a Statement indicate their accepatance of these terms with their first purchase.

   DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a 401(k) plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum) which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as trustee or custodian). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement showing the current transaction. Participation in the plan will begin within 30 days after receipt of the account application. If the Shareholders bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                              REDEMPTION OF SHARES

         The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than $1,000 (determined, for this purpose only as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through the reinvestment of income dividends and capital gain distributions). Prior written notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

         Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended November 30, 1995, 1994 and 1993 amounted to $6,058,000, $3,496,000 and $2,644,000 respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

INDEPENDENT PUBLIC ACCOUNTANTS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, have served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on November 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The financial statements are audited annually by the fund's independent public accountants, Deloitte & Touche LLP, whose selection is determined annually by the Board of Trustees.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

SHAREHOLDER VOTING RIGHTS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any trustee or trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

     The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- NOVEMBER 30, 1995



  Net asset value and redemption price per share         $16.98
  (Net assets divided by shares outstanding)

  Maximum offering price per share (100/94.25 of per     $18.02
  share net asset value, which takes into account
  the fund's current maximum sales load)


                               INVESTMENT RESULTS

         The fund's yield is 1.08% based on a 30-day (or one month) period ended November 30, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]

 Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

         The fund's total return for the past 12 months and average annual total returns over the past five- and ten-year periods as of November 30, 1995 were 16.16%, 17.03% and 13.84%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

     To calculate total return, an initial investment is divided by the public offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Trustees. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending and the initial investment value divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for one-year, five-years, ten-years and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

     The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

         The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

     The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

     The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

         The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

     The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

     The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of good and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

   EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 121 periods.

     Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

     The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                       NEF VS. VARIOUS UNMANAGED INDICES

     Here is how a $10,000 investment in NEF would have grown (with all distributions reinvested) in its lifetime compared with investments in DJIA 30 and S&P 500:

 Period            NEF         S&P 500/1/   DJIA/2/      NYSE/3/



12/1/83 -          +410%         +446%      +513%        +236%
11/30/95




 /1/ The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks, and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

 /2/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

 /3/ Index is a capitalization weighted index of all The New York Stock Exchange Composite common stocks listed on the exchange.

       IF YOU ARE CONSIDERING NEF FOR AN INDIVIDUAL RETIREMENT ACCOUNT...



     Here's how much you would have if you had invested $2,000 a year in NEF:

2 Years           5 Years            7 Years           10 Years
(12/1/93-         (12/1/90 -         (12/1/88-         (12/1/85-
11/30/95)         11/30/95)          11/30/95)         11/30/95)
$4,578            $15,431            $24,440           $44,148


       SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested       Periods                   ...and taken all
$10,000 in NEF            12/1-11/30                distributions in shares,
this many years and...                              your investment would
Number                                              have been worth this
of Years                                            much at November 30,
                                                    1995:
                                                    Value

 1                        1994  -  1995             $ 11,616

 2                        1993  -  1995             11,271

 3                        1992  -  1995             14,720

 4                        1991  -  1995             18,192

 5                        1990  -  1995             21,951

 6                        1989  -  1995             19,018

 7                        1988  -  1995             26,026

 8                        1987  -  1995             31,844

 9                        1986  -  1995             30,132

10                        1985  -  1995             36,563

11                        1984  -  1995             50,670

12                        1983  -  1995             50,984


Illustration of a $10,000 investment in NEF with dividends reinvested and capital gain distributions taken in shares
(For the lifetime of the fund, December 1, 1983 through November 30, 1995)

                       COST OF SHARES                                                  VALUE OF SHARES


Fiscal        Annual        Total          Investment   From           From               Dividends          Total
Year End      Dividends     Dividends      Cost        Initial        Capital Gains      Reinvested         Value
11/30                       (cumulative)               Investment     Reinvested

1984          $   --        $      --      $ 10,000    $   9,485      $        --        $       --         $  9,485

1985          199           199            10,199      12,864         --                 280                13,144

1986          140           339            10,339      14,560         913                477                15,950

1987          367           706            10,706      12,761         1,586              746                15,093

1988          315           1,021          11,021      14,396         2,858              1,208              18,462

1989          421           1,442          11,442      18,159         5,042              2,068              25,269

1990          566           2,008          12,008      13,462         6,417              2,007              21,886

1991          589           2,597          12,597      15,076         8,427              2,910              26,413

1992          328           2,925          12,925      18,091         10,676             3,874              32,641

1993          189           3,114          13,114      22,617         14,934             5,080              42,631

1994          307           3,421          13,421      20,124         16,436             4,816              41,376

1995          517           3,938          13,938      23,324         21,446             6,214              50,984


 The dollar amount of capital gain distributions during the period was
$14,750

                                  APPENDIX
                         DESCRIPTION OF BOND RATINGS

                          CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"AA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

THE NEW ECONOMY FUND

Investment Portfolio, November 30, 1995


LARGEST HOLDINGS BY INDUSTRY
Broadcasting & Publishing        14.98%
Telecommunications                8.94%
Banking                           8.36%
Insurance                         8.24%
Merchandising                     7.48%
All Other Industries             36.63%
Cash & Equivalents               15.37%

                                                                               MARKET         PERCENT

Stocks                                                        SHARES           VALUE          OF NET

(Common and Preferred )                                                        (000)          ASSETS

----------------------------------------                      -----------      ---------      --------

BROADCASTING & PUBLISHING - 14.98%

Tele-Communications, Inc., Series A, TCI Group/1/             5,877,067        $108,726       3.09%

 (Formerly Tele-Communications, Inc.)

Time Warner Inc.                                              1,488,000        59,520         1.70

Tele-Communications, Inc., Series A, Liberty Media

 Group (Formerly Liberty Media Corp.)/1/                      1,545,866        43,284         1.23

Comcast Corp., Class A, special stock                         2,050,000        40,487         1.15

Viacom Inc., Class B/1/                                       750,000          36,187         1.03

Gaylord Entertainment Co., Class A                            1,344,000        33,936         .96

News Corp. Ltd. (Australia)                                   2,066,943        10,842

News Corp. Ltd. (American Depositary

 Receipts)                                                    470,000          9,870

News Corp. Ltd., preferred shares                             1,042,295        4,987

News Corp. Ltd., preferred shares

 (American Depositary Receipts)                               235,000          4,436          .86

Capital Cities/ABC, Inc.                                      240,000          29,670         .84

International Family Entertainment, Inc.,

 Class B/1/                                                   1,250,000        23,281         .66

Tele-Communications International, Series A/1/                735,000          17,273         .49

Grupo Televisa, SA (American Depositary

 Receipts) (Mexico)                                           738,300          15,966         .45

Arnoldo Mondadori Editore SpA (Italy)                         1,950,000        15,227         .43

Turner Broadcasting System, Inc., Class B                     469,627          13,150         .37

Chris-Craft Industries, Inc./1/                               300,000          12,338         .35

LIN Television Corp./1/                                       420,000          12,075         .34

CANAL+ (France)                                               59,646           10,851         .31

News International PLC (United Kingdom)                       1,300,000        6,109          .17

Western Publishing Group, Inc./1/                             500,000          4,500          .13

New York Times Co., Class A                                   150,000          4,425          .13

TeleWest Communications PLC (American

 Depositary Receipts) (United Kingdom)/1/                     172,000          4,386          .12

Westcott Communications, Inc./1/                              300,000          4,275          .12

Dow Jones & Co., Inc.                                         50,000           1,919          .05

TELECOMMUNICATIONS - 8.94%

AirTouch Communications/1/                                    1,625,000        47,328         1.34

Telefonos de Mexico, SA de CV, Class L

 (American Depositary Receipts) (Mexico)                      1,341,960        44,285         1.26

Telecom Corp. of New Zealand Ltd. (New Zealand)/2/            8,810,480        36,850         1.05

Tele Danmark AS, Class B (American Depositary

 Receipts) (Denmark)                                          704,700          19,644

Tele Danmark AS, Class B                                      200,000          10,877         .87

Vodafone Group PLC (American Depositary

 Receipts) (United Kingdom)                                   575,000          20,772         .59

Octel Communications Corp./1/                                 600,000          19,725         .56

MCI Communications Corp.                                      720,000          19,260         .55

Telecomunicacoes Brasileiras SA, preferred

 nominative (American Depositary Receipts)

 (Brazil)                                                     373,291          17,918         .51

AT&T Corp.                                                    200,000          13,200         .37

Telefonica de Espana, SA (American

 Depositary Receipts) (Spain)                                 170,000          7,055

Telefonica de Espana, SA                                      400,000          5,509          .36

ALLTEL Corp.                                                  420,000          12,390         .35

Technology Resources Industries Bhd.

 (Malaysia)                                                   4,320,000        12,090         .34

STET-Societa Finanziaria Telefonica p.a.

 (Italy)                                                      4,300,000        11,713

STET-Societa Finanziaria Telefonica p.a.,

 preferred shares                                             150,000          294            .34

BCE Mobile Communications Inc. (Canada)/1/                    325,000          10,403         .29

Nortel Inversora SA, preferred shares,

 Series B (American Depositary Receipts)

 (Argentina)/2/                                               284,000          3,976          .11

Pakistan Telecommunication Corp. (Global

  Depositary Receipts) (Pakistan)/1/ /2/                      21,800           1,657          .05

BANKING - 8.36%

Svenska Handelsbanken Group, Class A (Sweden)                 2,410,000        48,675         1.38

Banc One Corp.                                                800,000          30,500         .87

Old Kent Financial Corp.                                      630,000          25,515         .72

First Interstate Bancorp                                      175,000          23,450         .67

Mercantile Bancorporation Inc.                                510,000          23,396         .66

Norwest Corp.                                                 630,000          20,790         .59

Golden West Financial Corp.                                   350,000          17,894         .51

Washington Mutual Savings Bank                                567,500          16,032         .46

Charter One Financial, Inc.                                   450,000          14,400         .41

Australia and New Zealand Banking Group Ltd.

 (Australia)                                                  3,218,711        14,349         .41

Banco de Santander, SA (Spain)                                270,000          12,577         .36

Stadshypotek AB, Class A (Sweden)                             500,000          10,060         .29

West One Bancorp                                              180,000          8,955          .25

Mercantile Bankshares Corp.                                   250,000          7,094          .20

Grupo Financiero Banamex Accival, SA de CV,

 Series L (Mexico)                                            2,885,500        4,111

Grupo Financiero Banamex Accival, SA de CV,

 Series B                                                     1,745,000        2,686          .19

Hibernia Corp., Class A                                       500,000          5,250          .15

Keystone Financial, Inc.                                      150,000          4,669          .13

Banco Popular Espanol, SA (Spain)                             24,000           4,025          .11

INSURANCE - 8.24%

Internationale Nederlanden Groep NV

 (Netherlands)                                                649,075          42,444

Internationale Nederlanden Groep NV, warrants,

 expire 2001/1/                                               8,800,000        29,695         2.05

EXEL Ltd. (Bermuda)                                           740,000          46,157         1.31

PartnerRe Holdings Ltd. (Bermuda)                             1,320,000        34,980         .99

CKAG Colonia Konzern AG (Germany)                             27,900           20,421

CKAG Colonia Konzern AG, preferred shares                     5,330            3,147          .67

PMI Group, Inc.                                               405,100          19,242         .55

AMBAC Inc.                                                    350,000          15,444         .44

TIG Holdings, Inc.                                            525,000          14,175         .40

American International Group, Inc.                            150,000          13,462         .38

Cincinnati Financial Corp.                                    200,000          12,400         .35

Dowa Fire and Marine Insurance Co., Ltd.

 (Japan)                                                      2,200,000        11,108         .31

Irish Life PLC (Ireland)                                      2,507,465        9,680          .27

Selective Insurance Group, Inc.                               210,000          7,980          .23

Nippon Fire and Marine Insurance Co., Ltd.

 (Japan)                                                      1,230,000        7,006          .20

Trenwick Group Inc.                                           60,000           3,075          .09

MERCHANDISING - 7.48%

Viking Office Products, Inc./1/                               1,110,000        51,060         1.45

Giordano Holdings Ltd. (Hong Kong)                            33,436,000       30,047         .85

Consolidated Stores Corp./1/                                  1,200,000        29,700         .84

H & M Hennes & Mauritz AB, Class B (Sweden)                   320,000          19,877         .56

Barnes & Noble, Inc./1/                                       479,600          17,625         .50

Wal-Mart Stores, Inc.                                         575,000          13,800         .39

Walgreen Co.                                                  400,000          11,650         .33

Giant Food Inc., Class A                                      350,000          11,287         .32

Michaels Stores, Inc./1/                                      600,000          9,900          .28

Arbor Drugs, Inc.                                             500,000          9,875          .28

Home Depot, Inc.                                              206,000          9,141          .26

Toys 'R' Us, Inc./1/                                          300,000          6,975          .20

Home Shopping Network, Inc./1/                                700,000          6,562          .19

Tesco PLC (United Kingdom)                                    1,430,156        6,316          .18

Delhaize 'Le Lion' SA (Belgium)                               150,000          6,260          .18

Duty Free International, Inc.                                 450,000          6,075          .17

Gap, Inc.                                                     80,000           3,620          .10

Circuit City Stores, Inc.                                     120,000          3,480          .10

Ito-Yokado Co., Ltd. (Japan)                                  60,000           3,306          .09

Williams-Sonoma, Inc./1/                                      150,000          3,000          .09

Cifra, SA de CV, Class C (Mexico)                             2,340,000        2,474          .07

Shoe Carnival, Inc./1/                                        412,000          1,596          .05

MISCELLANEOUS FINANCIAL SERVICES - 6.35%

Federal National Mortgage Assn.                               800,000          87,600         2.49

Federal Home Loan Mortgage Corp.                              560,000          43,120         1.22

Student Loan Marketing Assn.                                  380,000          26,648         .76

Capital One Financial Corp.                                   875,000          22,094         .63

ADVANTA Corp., Class B                                        300,000          11,625

ADVANTA Corp., Class A                                        250,000          10,375         .62

ORIX Corp. (Japan)                                            320,000          13,176         .38

H&R Block, Inc.                                               200,000          8,900          .25

ENTERTAINMENT & LEISURE - 5.43%

Walt Disney Co.                                               675,000          40,584         1.15

Carnival Cruise Lines, Inc., Class A                          1,520,000        39,520         1.12

Mirage Resorts, Inc./1/                                       1,000,000        33,875         .96

Harrah's Entertainment, Inc./1/                               1,290,000        32,089         .91

Circus Circus Enterprises, Inc./1/                            1,100,000        30,525         .87

Station Casinos, Inc./1/                                      725,000          10,875         .31

Nintendo Co., Ltd. (Japan)                                    50,000           3,922          .11

HEALTH & PERSONAL CARE SERVICES - 4.70%

United HealthCare Corp.                                       1,060,000        66,647         1.89

Humana Inc./1/                                                1,100,000        30,800         .88

Columbia/HCA Healthcare Corp.                                 425,000          21,941         .62

Health Systems International, Inc., Class A/1/                550,000          17,875         .51

PacifiCare Health Systems, Inc., Class A/1/                   100,000          8,500

PacifiCare Health Systems, Inc., Class B/1/                   50,000           4,337          .36

FHP International Corp./1/                                    305,400          8,857          .25

Value Health, Inc./1/                                         130,000          3,266          .09

Vivra Inc./1/                                                 90,000           2,047          .06

Coram Healthcare Corp./1/                                     230,000          1,265          .04

COMPUTER SERVICES & SOFTWARE - 2.96%

Sybase, Inc./1/                                               850,600          29,877         .85

Tech Data Corp./1/                                            900,000          15,187         .43

Electronic Arts/1/                                            355,200          12,121         .35

CUC International Inc./1/                                     300,000          11,400         .32

General Motors Corp., Class E                                 200,000          10,100         .29

Policy Management Systems Corp./1/                            220,000          9,845          .28

Oracle Corp.(Formerly Oracle Systems Corp.)/1/                100,000          4,537          .13

Fractal Design Corp./1/                                       250,000          3,563          .10

MacNeal-Schwendler Corp.                                      200,000          3,125          .09

Avid Technology, Inc./1/                                      70,000           2,774          .08

FTP Software, Inc. /1/                                        50,000           1,519          .04

RESTAURANTS - 2.17%

Brinker International, Inc./1/                                2,320,000        35,670         1.01

McDonald's Corp.                                              470,000          20,974         .60

Foodmaker, Inc./1/                                            1,900,000        9,975          .28

Sizzler International, Inc.                                   1,100,000        4,262          .12

Au Bon Pain Co., Inc./1/                                      400,000          3,650          .11

Outback Steakhouse, Inc./1/                                   50,000           1,825          .05

COMPUTER SYSTEMS - 1.48%

Silicon Graphics, Inc./1/                                     900,000          32,850         .93

Digital Equipment Corp./1/                                    200,000          11,775         .34

International Business Machines Corp.                         77,000           7,440          .21

ELECTRONIC DATA PRODUCTS - 1.40%

General Instrument Corp./1/                                   1,247,300        31,962         .91

America Online, Inc./1/                                       423,800          17,323         .49

MISCELLANEOUS PUBLIC SERVICES - 1.29%

WMX Technologies, Inc.                                        695,000          20,503         .58

Waste Management International PLC (American

 Depositary Receipts) (United Kingdom)/1/                     1,465,000        15,199         .43

ADT Ltd. (Bermuda)/1/                                         500,000          7,000          .20

Eurotunnel SA (France)/1/                                     1,899,400        2,778          .08

ENERGY SERVICES - 1.28%

Sonat Offshore Drilling Inc.                                  400,000          13,800         .39

Helmerich & Payne, Inc.                                       500,000          13,625         .39

Schlumberger Ltd. (Netherlands Antilles)                      200,000          12,700         .36

Landmark Graphics Corp./1/                                    250,000          5,000          .14

HOTELS & MOTELS - 1.05%

Marriott International, Inc.                                  755,000          28,124         .80

Promus Hotel Corp./1/                                         400,000          8,850          .25

DIVERSIFIED SERVICES - 0.71%

First Pacific Co. Ltd. (Hong Kong)                            10,724,106       11,648         .33

Brambles Industries Ltd. (Australia)                          1,000,000        10,922         .31

Benpres Holdings Corp. (Global Depositary

 Receipts) (Philippines)/1/ /2/                               509,190          2,485          .07

ADVERTISING - 0.66%

Interpublic Group of Companies, Inc.                          320,000          12,280         .35

Omnicom Group Inc.                                            100,000          6,675          .19

Havas SA (France)                                             59,204           4,343          .12

DELIVERY SERVICES - 0.55%

Federal Express Corp./1/                                      260,000          19,435         .55

REAL ESTATE - 0.53%

Host Marriott Corp./1/                                        1,450,000        18,669         .53

AIRLINES - 0.49%

Southwest Airlines Co.                                        500,000          12,500         .36

AMR Corp./1/                                                  60,000           4,597          .13

ELECTRIC UTILITIES - 0.40%

National Power PLC (United Kingdom)                           1,450,000        10,255         .29

CESP - Companhia Energetica de Sao Paulo,

 preferred nominative (Brazil)                                133,590,000      3,610

CESP - Companhia Energetica de Sao Paulo,

 ordinary nominative                                          4,995,000        118

CESP - Companhia Energetica de Sao Paulo,

 preferred nominative (American Depositary

 Receipts)/1/                                                 2,000            16             .11

ENGINEERING & CONSTRUCTION - 0.38%

Jacobs Engineering Group Inc./1/                              555,000          13,389         .38

INFORMATION & PRINTING SERVICES - 0.37%

Primark Corp./1/                                              466,500          12,887         .37

MISCELLANEOUS BUSINESS SERVICES - 0.23%

Robert Half International Inc.                                200,000          8,025          .23

RAIL & ROAD SERVICES - 0.13%

Norfolk Southern Corp.                                        50,000           3,937          .11

Canadian National Railway System - 1st Installment

 (Canada)/1/                                                  50,000           750            .02

ENVIRONMENTAL SERVICES - 0.03%

Ecolab Inc.                                                   40,000           1,150          .03

MISCELLANEOUS

Other stocks in initial period of acquisition                                  142,420        4.04

                                                                               ---------      -------

TOTAL STOCKS

 (cost: $2,165,415,000)                                                        2,981,043      84.63

                                                              Principal        ---------      -------

                                                              Amount

Short-Term Securities                                         (000)

----------------------------------------                      -----------      ---------      -------

CORPORATE SHORT-TERM NOTES- 15.29%

Ford Motor Credit Co. 5.70% due

 1/9-1/24/96                                                  45,900           $45,569        1.29

Central and South West Corp. 5.68%-5.72%

 due 12/12/95-1/23/96                                         38,650           38,447         1.09

General Electric Capital Corp. 5.70%

 due 12/6-12/11/95                                            38,200           38,157         1.08

Wal-Mart Stores, Inc. 5.68% due

 12/19-12/21/95                                               36,200           36,085         1.02

Coca-Cola Co. 5.67%-5.70% due 12/12-

 12/14/95                                                     33,600           33,529         .94

John Deere Capital Corp. 5.72% due

 1/16/96                                                      30,000           29,775         .85

A. I. Credit Corp. 5.67%-5.68% due

 1/8-1/26/96                                                  25,000           24,824         .71

Motorola Credit Corp. 5.69% due 12/8/95                       24,800           24,769         .70

H.J. Heinz Co. 5.70%-5.72% due 12/5

 -12/18/95                                                    24,600           24,556         .70

American General Finance Corp. 5.70%

 due  12/5/95                                                 21,400           21,383         .61

Beneficial Corp. 5.67%-5.70% due 12/18/95

 -1/11/96                                                     21,100           20,981         .60

AT & T Co. 5.64%-5.69% due 12/19-12/21/95                     20,200           20,135         .57

J.C. Penney Funding Corp. 5.71% due

 12/11/95                                                     20,000           19,965         .57

Procter & Gamble Co. 5.67% due 1/29/96                        20,000           19,810         .56

SAFECO Credit Co. Inc. 5.67% due 1/26/96                      15,520           15,380         .44

National Rural Utilities Cooperative

 Finance Corp. 5.68% due 1/12/96                              15,000           14,898         .42

Xerox Corp. 5.68% due 1/12/96                                 15,000           14,898         .42

Associates Corp. of North America 5.89%

 due 12/1/95                                                  13,350           13,348         .38

Eli Lilly and Co. 5.67% due 12/15/95                          12,900           12,870         .37

U S WEST Communications, Inc. 5.70% due

 12/13/95                                                     12,000           11,975         .34

Kimberly-Clark Corp. 5.67% due 12/28/95                       11,000           10,951         .31

American Express Credit Co. 5.70% due

 1/11/96                                                      10,000           9,934          .28

Avco Financial Services Inc. 5.65% due

 1/30/96                                                      10,000           9,903          .28

Harvard University 5.70% due 12/13/95                         8,650            8,632          .25

PACCAR Financial Corp. 5.71% due

 12/5/95                                                      6,800            6,795          .19

CIT Group Holdings Inc. 5.72% due

 12/4/95                                                      6,000            5,996          .17

Toys R Us, Inc.5.68% due 12/8/95                              5,200            5,193          .15

FEDERAL AGENCY DISCOUNT NOTES- 0.61%

Federal Home Loan Bank 5.67% due 12/18/95                     21,300           21,240         .61

                                                                               ---------      -------

TOTAL SHORT-TERM SECURITIES

 (cost: $560,014,000)                                                          559,998        15.90

                                                                               ---------      -------

TOTAL INVESTMENT SECURITIES

 (cost: $2,725,429,000)                                                        3,541,041      100.53



Excess of payables over cash and receivables                                   18,465         .53

                                                                               ---------      -------

NET ASSETS                                                                     $3,522,576     100.00%

                                                                               =========      =======


/1/ NON-INCOME-PRODUCING SECURITIES.

/2/ PURCHASED IN A PRIVATE PLACEMENT TRANSACTION; RESALE TO THE PUBLIC MAY REQUIRE REGISTRATION OR MAY EXTEND ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

SEE NOTES TO FINANCIAL STATEMENTS


STOCKS APPEARING IN THE PORTFOLIO
SINCE MAY 31, 1995
-------------------------------------------

Arbor Drugs
Banco de Santander
Barnes & Noble
H&R Block
Brambles Industries
Brinker International
Canadian National Railway System
Chris-Craft Industries
Fractal Design
FTP Software
Gap
General Instrument
Giordano Holdings
Harrah's Entertainment
Health Systems International
Michaels Stores
National Power
ORIX
Primark
Robert Half International
Sonat Offshore Drilling
Sybase
Tele-Communications International
Walgreen
Wal-Mart Stores


STOCKS ELIMINATED FROM THE PORTFOLIO
SINCE MAY 31, 1995
-------------------------------------------

Apple Computer
BankAmerica
Bay Networks
Canadian Imperial Bank of Commerce
China Light & Power
Enhance Financial Services Group
Intel
Le Groupe Videotron Ltee
LIN Broadcasting
Lotus Development
Munchener Ruckversicherungs-Gesellschaft
Perusahaan Perseroan (Persero) PT Indonesian
 Satellite
Rogers Communications
Symantec
Thai Military Bank
TJX Companies


THE NEW ECONOMY FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND                                                             (DOLLARS IN

LIABILITIES AT NOVEMBER 30, 1995                                                    THOUSANDS)

                                                           -------------            -------------

ASSETS:

Investment securities at market

 (cost: $2,725,429)                                                                 $3,541,041

Cash                                                                                12

Receivables for-

 Sales of investments                                      $ 730

 Sales of fund's shares                                    18,988

 Dividends                                                 4,101                    23,819

                                                           -------------            -------------

                                                                                    3,564,872

LIABILITIES:

Payables for-

 Purchases of investments                                  16,425

 Repurchases of fund's shares                              23,032

 Management services                                       1,247

 Accrued expenses                                          1,592                    42,296

NET ASSETS AT NOVEMBER 30, 1995-                           -------------            -------------

 Equivalent to $16.98 per share on

 207,474,477 shares of beneficial

 interest issued and outstanding;

 unlimited shares authorized                                                        $3,522,576

                                                                                    =============







STATEMENT OF OPERATIONS                                                             (DOLLARS IN

FOR THE YEAR ENDED NOVEMBER 30, 1995                                                THOUSANDS)

----------------------------------------                   -------------            -------------

INVESTMENT INCOME:

Income:

 Dividends                                                 $ 32,308

 Interest                                                  34,095                   $ 66,403

                                                           -------------

Expenses:

 Management services fee                                   13,517

 Distribution expenses                                     6,124

 Transfer agent fee                                        4,047

 Reports to shareholders                                   291

 Registration statement and prospectus                     479

 Postage, stationery and supplies                          1,046

 Trustees' fees                                            103

 Auditing and legal fees                                   45

 Custodian fee                                             708

 Taxes other than federal income tax                       46

 Other expenses                                            92                       26,498

                                                           -------------            -------------

 Net investment income                                                              39,905

                                                                                    -------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                   146,663

Net increase in unrealized

 appreciation on investments:

 Beginning of year                                         355,041

 End of year                                               815,599

  Net unrealized appreciation                              -------------

   on investments                                                                   460,558

 Net realized gain and unrealized                                                   -------------

  appreciation on investments                                                       607,221

NET INCREASE IN NET ASSETS                                                          -------------

 RESULTING FROM OPERATIONS                                                          $647,126

                                                                                    =============







                                                                                    (DOLLARS IN

STATEMENT OF CHANGES IN NET ASSETS                                                  THOUSANDS)

----------------------------------------                   -------------            -------------



                                                           Year Ended               November 30

                                                           1995                     1994

Operations :                                               -------------            -------------

Net investment income                                      $   39,905               $   28,986

Net realized gain on investments                           146,663                  120,824

Net unrealized appreciation

 (depreciation) on investments                             460,558                  (225,519)

                                                           -------------            -------------

 Net increase (decrease) in net assets

  resulting from operations                                647,126                  (75,709)

                                                           -------------            -------------

DIVIDENDS AND DISTRIBUTIONS PAID TO

  SHAREHOLDERS:

Dividends from net investment income                       (33,138)                 (15,140)

Distributions from net realized

 gain on investments                                       (120,976)                (151,346)

                                                           -------------            -------------



 Total dividends and distributions                         (154,114)                (166,486)

                                                           -------------            -------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 50,144,726 and 59,645,687

 shares, respectively                                      747,511                  1,301,162

Proceeds from shares issued in

 reinvestment of net investment income

 dividends and distributions of net

 realized gain on investments:

 10,606,653 and 5,227,221 shares,

 respectively                                              145,052                  154,809

Cost of shares repurchased:

 30,229,239 and 24,316,506

 shares, respectively                                      (454,846)                (534,094)

                                                           -------------            -------------

 Net increase in net assets resulting

  from capital share transactions                          437,717                  921,877

                                                           -------------            -------------

TOTAL INCREASE IN NET ASSETS                               930,729                  679,682



NET ASSETS:

Beginning of year                                          2,591,847                1,912,165

End of year (including undistributed                       -------------            -------------

 net investment income: $27,814 and

 $21,210, respectively)                                    $3,522,576               $2,591,847

                                                           =============            =============


See Notes to Financial Statements

1. The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Stocks traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $708,000 includes $13,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of November 30, 1995 net unrealized appreciation on investments for book and federal income tax purposes aggregated $815,612,000, of which $921,003,000 related to appreciated securities and $105,391,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended November 30, 1995. The cost of portfolio securities for book and federal income tax purposes was $2,725,429,000 at November 30, 1995.

3. The fee of $13,517,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, calculated at the lower of the annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; and 0.42% of such assets in excess of $1.25 billion; OR 0.58% of the first $500 million of the fund's net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.375% of such assets in excess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1995, distribution expenses under the Plan were $6,124,000. As of November 30, 1995, accrued and unpaid distribution expenses were $1,436,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,047,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,620,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1995, aggregate amounts deferred were $35,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1995, accumulated undistributed net realized gain on investments was $143,655,000 and paid-in capital was $2,535,508,000. The fund reclassified permanent book and tax differences relating to shareholder distributions of $163,000 from undistributed net investment income to undistributed net realized gains for the year ended November 30, 1995.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $1,044,986,000 and $661,189,000, respectively, during the year ended November 30, 1995.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1995, such non-U.S. taxes were $1,679,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $54,000 for the year ended November 30, 1995.


PER-SHARE DATA AND RATIOS/1/

                                                           YEAR           ENDED          NOVEMBER      30

                                             -------       --------       -------        ------        ------

                                             1995          1994           1993           1992          1991

                                             -------       --------       -------        ------        ------

Net Asset Value, Beginning

 of Year                                     $14.65        $16.47         $13.17         $10.98        $9.80

                                             -------       --------       -------        ------        ------



 INCOME FROM INVESTMENT

  OPERATIONS:

  Net investment income                      .20           .17            .11            .08           .15

  Net realized and unrealized

   gain (loss) on investments                2.99          (.59)          3.75           2.45          1.76

   Total income  from                        -------       --------       -------        ------        ------

    investment operations                    3.19          (.42)          3.86           2.53          1.91

                                             -------       --------       -------        ------        ------

 LESS DISTRIBUTIONS:

  Dividends from net investment

   income                                    (.18)         (.12)          (.07)          (.14)         (.26)

  Distributions from net realized

   gains                                     (.68)         (1.28)         (.49)          (.20)         (.47)

                                             -------       --------       -------        ------        ------

   Total distributions                       (.86)         (1.40)         (.56)          (.34)         (.73)

                                             -------       --------       -------        ------        ------

Net Asset Value, End of Year                 $16.98        $14.65         $16.47         $13.17        $10.98

                                             =======       ========       =======        ======        ======

Total Return/2/                              23.22%         (2.94)%       30.60%         23.58%        20.68%



RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year

  (in millions)                              $3,523        $2,592         $1,912         $1,115        $908

 Ratio of expenses to average

  net assets                                 .88%          .85%           .85%           .89%          .92%

 Ratio of net income to

  average net assets                         1.33%         1.25%          .76%           .67%          1.33%

 Portfolio turnover rate                     27.03%        25.51%         26.97%         19.03%        18.52%


/1/ Adjusted to reflect the 100% share dividend effective May 26, 1994.

/2/ Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

    We have audited the accompanying statement of assets and liabilities of The New Economy Fund, including the schedule of portfolio investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
December 22, 1995


1995 TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 23% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                            PART C

                      OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:

Included in Prospectus - Part A
 Financial Highlights
   Included in Statement of Additional Information - Part B
 Investment Portfolio
 Statement of Assets and Liabilities
 Statement of Operations
 Statement of Changes in Net Assets
 Notes to Financial Statements
 Per-Share Data and Ratios
 Independent Auditors Report

(B)  EXHIBITS:

 1. On file (see SEC file nos. 811-3735 and 2-83848)

 2. On file (see SEC file nos. 811-3735 and 2-83848)

 3. None.

 4. On file (see SEC file nos. 811-3735 and 2-83848)

 5. On file (see SEC file nos. 811-3735 and 2-83848)

 6. On file (see SEC file nos. 811-3735 and 2-83848)

 7. None.

 8. On file (see SEC file nos. 811-3735 and 2-83848)

    9. Form of Shareholder Services Agreement between Registrant and American Funds Service Company, as amended January 1, 1995.

 10. Not applicable to this filing.

 11. Consent of Independent Accountants.

 12. None.

 13. None.

 14. On file (see SEC file nos. 811-3735 and 2-83848)

 15. On file (see SEC file nos. 811-3735 and 2-83848)

 16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC nos. 811-3735 and 2-83848).

    17. Financial data schedule (EDGAR)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

      As of December 31, 1995.

                                         Number of
      Title of Class                     Record-Holders

      Beneficial Interest                333,243
      (no par value)

ITEM 27. INDEMNIFICATION.

          Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company, which insures its officers and Trustees against certain liabilities. However, in no such event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 Article VI of the Trust's By-Laws states:

     (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person reasonably believed to be opposed to the best interests of the the Trust, and, with repsect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

    (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances ofthe case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

 (c) To the extent that a Trustee or officer of the Trust has been successful on the merits in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

 (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper under the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, and are disinterested Trustees or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; and any determinations so made shall be conclusive..

 (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested trustees or independent legal counsel.

 (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

 (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

 (h) Nothing in the Declaration of Trust or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

 (i) The Trust shall have power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

(A) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money fund of America and Washington Mutual Investors Fund, Inc.

(B)                (1)                            (2)                       (3)

      NAME AND PRINCIPAL            POSITIONS AND OFFICES     POSITIONS AND OFFICES
       BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



#     David L. Abzug                Assistant Vice President   None



      John A. Agar                  Regional Vice President   None
      1501 N. University Drive
      Little Rock, AR 72207



      Robert B. Aprison             Regional Vice President   None
      2983 Brynwood Drive
      Madison, WI  53711



&     Richard L. Armstrong          Assistant Vice President   None

*     William W. Bagnard            Vice President            None



      Steven L. Barnes              Vice President            None
      8000 Town Line Avenue So.
      Suite 204
      Minneapolis, MN   55438



      Michelle A. Bergeron          Regional Vice President   None
      1190 Rockmart Circle
      Kennesaw, GA 30144



      Joseph T. Blair               Vice President            None
      27 Drumlin Road
      West Simsbury, CT 06092



      Ian B. Bodell                 Vice President            None
      3100 West End Avenue, Suite 870
      Nashville, TN  37215



      Mick L. Brethower             Vice President            None
      108 Hagen Court
      Georgetown, TX  78628



       C. Alan Brown                Regional Vice President   None
      4619 McPherson Avenue
      St. Louis, MO 63108



*     Daniel C. Brown               Senior Vice President, Director   None



@     J. Peter Burns                Vice President            None



      Brian C. Casey                Regional Vice President   None
      9508 Cable Drive
      Kensington, MD   20895



      Victor C. Cassato             Vice President            None
      999 Green Oaks Drive
      Littleton, CO  80121



      Christopher J. Cassin         Regional Vice President   None
      231 Burlington
      Clarendon Hills, IL 60514



      Denise M. Cassin              Regional Vice President   None
      1425 Vallejo, #203
      San Francisco, CA 94109



*     Larry P. Clemmensen           Treasurer, Director       None



*     Kevin G. Clifford             Senior Vice President     None



      Ruth M. Collier               Vice President            None
      145 W. 67th Street #12K
      New York, NY  10023



      Thomas E. Cournoyer           Vice President            None
      2333 Granada Blvd.
      Coral Gables, FL  33134



      Douglas A. Critchell          Vice President            None
      3521 Rittenhouse Street N.W.
      Washington, D.C.  20015



*     Carl D. Cutting               Vice President            None



      Michael A. Dilella            Vice President            None
      P.O. Box 661
      Ramsey, NJ 07446



      G. Michael Dill               Senior Vice President     None
      3622 East 87th Street
      Tulsa, OK  74137



      Kirk D. Dodge                 Vice President            None
      2617 Salisbury Road
      Ann Arbor, MI  48103



      Peter J. Doran                Senior Vice President     None
      1205 Franklin Avenue
      Garden City, NY  11530



*     Michael J. Downer             Secretary                 None



      Robert W. Durbin              Vice President            None
      74 Sunny Lane
      Tiffin, OH  44883



+     Lloyd G. Edwards              Vice President            None



*     Paul H. Fieberg               Senior Vice President     None



      John R. Fodor                 Regional Vice President   None
      15 Latisquana Road
      Southborough, MA 01772



*     Mark P. Freeman, Jr.          President, Director       None



      Clyde E. Gardner              Vice President            None
      Rt. 2, Box 3162
      Osage Beach, MO   65065



#     Evelyn K. Glassford           Vice President            None



      Jeffrey J. Greiner            Regional Vice President   None
      5898 Heather Glen Court
      Dublin, OH  43017



*     Paul G. Haaga, Jr.            Director                  None



      David E. Harper               Vice President            None
      R.D. 1, Box 210, Rte. 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey              Regional Vice President   None
      6744 Avalon
      Dallas, TX  75214



*     Robert L. Johansen            Vice President, Controller   None

       Victor J. Kriss, Jr.         Senior Vice President     None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine              Vice President            None
      12558 Highlands Place
      Fishers, IN  46038



#     Karl A. Lewis                 Assistant Vice President   None



      T. Blake Liberty              Regional Vice President   None
      12585-E
      East Tennessee Circle
      Aurora, CO  80012



      Stephen A. Malbasa            Regional Vice President   None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel              Senior Vice President     None
      5241 S. Race Street
      Littleton, CO 80121



*     John C. Massar                Senior Vice President     None



*     E. Lee McClennahan            Senior Vice President     None



      Laurie B. McCurdy             Regional Vice President   None
      6008 E. Anderson Drive
      Scottsdale, AZ 85255



&     John V. McLaughlin            Senior Vice President     None



      Terry W. McNabb               Vice President            None
      2002 Barrett Station Rd.
      St. Louis, MO   63131



*     R. William Melinat            Vice President, Institutional   None
                                    Investment Services Division



      David R. Murray               Regional Vice President   None
      25701 S.E. 32nd Place
      Issaquah, WA 98027



      Stephen S. Nelson             Vice President            None
      7215 Trevor Court
      Charlotte, NC  28226



*     Barbara G. Nicolich           Assistant Vice President,   None
                                    Institutional Investment
                                    Services Division



      William E. Noe                Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN 37027

      Peter A. Nyhus                Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                 Regional Vice President   None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips              Regional Vice President   None
      32 Ridge Avenue
      Newton Centre, MA 02161



#     Candance D. Pilgram           Assistant Vice President   None



      Carl S. Platou                Regional Vice President   None
      4021 96th Avenue, SE
      Mercer Island, WA 98040



*     John O. Post, Jr.             Vice President            None



      Steven J. Reitman             Vice President            None
      212 The Lane
      Hinsdale, IL 60521



      Brian A. Roberts              Regional Vice President   None
      12025 Delmahoy Drive
      Charlotte, NC 28277



*     George L. Romine, Jr.         Vice President, Institutional   None
                                    Investment Services Division



      George S. Ross                Vice President            None
      55 Madison Avenue
      Morristown, NJ  07960



*     Julie D. Roth                 Vice President            None



      Douglas F. Rowe               Regional Vice President   None
      30309 Oak Tree Drive
      Georgetown, TX 78628



      Christopher S. Rowey          Regional Vice President   None
      9417 Beverlywood Street
      Los Angeles, CA  90034



      Dean B. Rydquist              Vice President            None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson             Vice President            None
      4604 Glencoe Avenue, #4
      Marina del Rey, CA  90292



      Joe D. Scarpitti              Regional Vice President   None
      25760 Kensington Drive
      Westlake, OH 44145



*     R. Michael Shanahan           Chairman                  None



      David W. Short                Senior Vice President     None
      1000 RIDC Plaza, Ste. 212
      Pittsburgh, PA  15238



*     Victor S. Sidhu               Vice President,           None
                                    Institutional Investment Services
                                    Division



      William P. Simon, Jr.         Vice President            None
      554 Canterbury Lane
      Berwyn, PA  19312



*     John C. Smith                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services Division



*     Mary E. Smith                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services Division



      Rodney G. Smith               Regional Vice President   None
      2350 Lakeside Blvd., #850
      Richardson, TX  75082



      Nicholas D. Spadaccini        Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH 45230



      Daniel S. Spradling           Senior Vice President     None
      4 West 4th Avenue, Suite 406
      San Mateo, CA  94402



      Craig R. Strauser             Regional Vice President   None
      17040 Summer Place
      Lake Oswego, OR 97035



      Francis N. Strazzeri          Regional Vice President   None
      31641 Saddletree Drive
      Westlake Village, CA 91361



&     James P. Toomey               Assistant Vice President   None



+     Christopher E. Trede          Assistant Vice President   None



      George F. Truesdail           Vice President            None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith          Regional Vice President   None
      606 Glenwood Avenue
      Mill Valley, CA 94941



@     Andrew J. Ward                Vice President            None



*     David M. Ward                 Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



      Thomas E. Warren              Regional Vice President   None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL 34238



#     J. Kelly Webb                 Senior Vice President     None



      Gregory J. Weimer             Regional Vice President   None
      125 Surrey Drive
      Canonsburg, PA 15317



#     Timothy W. Weiss              Director                  None



      N. Dexter Williams            Vice President            None
      Four Embarcadero Center
      San Francisco, CA 94111



      Timothy J. Wilson             Regional Vice President   None
      113 Farmview Place
      Venetia, PA 15367



*     Marshall D. Wingo             Senior Vice President     None



*     Robert L. Winston             Senior Vice President,    None
                                    Director



      William R. Yost               Regional Vice President   None
      9320 Overlook Trail
      Eden Prairie, MN 55347



      Janet Young                   Regional Vice President   None
      1616 Vermont
      Houston, TX  77006


* Business Address, 333 South Hope Street, Los Angeles, CA 90071

# Business Address, 135 South State College Blvd., Brea, CA 92621

& Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513

+ Business Address, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240

(C) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.
     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

     Records covering shareholder accounts are maintained and kept by the Transfer Agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240.

     Records covering portfolio transactions are also maintained and kept by the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02101.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

     As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 25th day of January, 1996.

                            The New Economy Fund
                            By: /s/ William R. Grimsley
                                William R. Grimsley, President and Trustee

     Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on January 25, 1996, by the following persons in the capacities indicated.

          SIGNATURE                             TITLE

(1)       Principal Executive Officer:





          /s/ William R. Grimsley                President

          William R. Grimsley



(2)       Principal Financial Officer and

          Principal Accounting Officer:





          /s/ Steven N. Kearsley                 Vice President and Treasurer

          Steven N. Kearsley



(3)       Trustees:



          Richard G. Capen, Jr.*          Trustee

          H. Frederick Christie*          Trustee

          Alan W. Clements*               Trustee

          Robert B. Egelston*             Chairman of the Board

          Alan Greenway*                  Trustee

          William R. Grimsley*            President and Trustee

          Leonade D. Jones*               Trustee

          William H. Kling*               Trustee

          Norman R. Weldon*               Trustee

          Patricia K. Woolf*              Trustee


*By  /s/ Chad L. Norton
 Chad L. Norton
 (Attorney-in-Fact)

     Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

 /s/ Michele Y. Yang
 Michele Y. Yang, Esq.
                                      C-14